Exhibit 99.1

Aerovate Therapeutics and Jade Biosciences Announce Merger Agreement

Merger to create a company focused on advancing Jade Biosciences’ portfolio of novel therapies that aim to redefine the standard of care for patients with autoimmune diseases

Jade Biosciences, the fourth company founded on assets licensed from Paragon Therapeutics, expects to initiate a clinical trial for JADE-001 in the second half of 2025

Approximately $300 million raised to date, including anticipated proceeds from an oversubscribed pre-closing private financing, expected to fund operations through 2027

Conference call scheduled for October 31, 2024, at 8:30 AM EDT

Vancouver, BC, Canada and San Francisco, CA – October 31, 2024 – Aerovate Therapeutics, Inc. (Nasdaq: AVTE) (“Aerovate”) and Jade Biosciences (“Jade”), a privately held biotechnology company focused on developing best-in-class therapies for autoimmune diseases, today announced that they have entered into a definitive merger agreement for an all-stock transaction. The resulting entity will focus on advancing Jade’s portfolio of novel biologics, including JADE-001, a promising anti-APRIL (“A PRoliferation Inducing Ligand”) monoclonal antibody (“mAb”) for IgA nephropathy (“IgAN”). Upon completion of the merger, the combined company plans to operate under the name Jade Biosciences and trade on Nasdaq under the ticker symbol “JBIO.”

In support of the merger, Jade has secured commitments for an oversubscribed private investment that is expected to result in total gross proceeds of approximately $300 million from a syndicate of healthcare investors led by Fairmount, Venrock Healthcare Capital Partners, and a large investment firm, with participation from Deep Track Capital, Braidwell LP, Driehaus Capital Management, Frazier Life Sciences, RA Capital Management, Great Point Partners, Soleus Capital, Avidity Partners, Blackstone Multi-Asset Investing, Logos Capital, Deerfield Management, OrbiMed, and Samsara BioCapital, among other leading investment management firms. The financing includes common stock and pre-funded warrants to purchase additional shares of common stock and reflects the conversion of the previously issued $95 million convertible notes.

The financing is expected to close immediately prior to completion of the merger, with the combined company’s cash balance at closing anticipated to fund Jade’s operations through 2027 and advance JADE-001 to initial clinical proof-of-concept. Prior to closing, Aerovate expects to declare a cash dividend to pre-merger Aerovate stockholders, distributing excess net cash expected to be approximately $65 million.

Tom Frohlich, Chief Executive Officer of Jade, commented: "Jade is focused on developing breakthrough treatments for autoimmune diseases, including JADE-001, which modulates plasma cell survival and immunoglobulin production, and which we plan to initially develop for the treatment of IgA nephropathy. As the fourth antibody therapeutics venture founded on assets licensed from Paragon Therapeutics, a leader in antibody discovery, Jade leverages Paragon’s proven success in developing innovative biologics. This merger, coupled with strong financial backing, positions us well to advance our programs into clinical development and make meaningful progress in treating autoimmune diseases.”

“We believe this merger with Jade represents the best path forward for Aerovate stockholders,” said Tim Noyes, Chief Executive Officer of Aerovate. “The anticipated cash dividend, combined with Jade’s promising pipeline, offers a compelling opportunity for significant value creation, both in the near term and over the long run.”

Jade Pipeline Overview and Development Milestones

Jade’s focus is to develop transformational, disease modifying therapies targeting inflammation and immunology-related diseases. The company’s lead program, JADE-001, is a potential best-in-class antibody designed to block the APRIL protein, which plays a key role in the development of IgAN, a chronic kidney disease resulting from IgA-mediated inflammation and damage that can impair kidney function over time. By targeting the underlying pathogenesis of IgAN, JADE-001 aims to reduce IgA levels, lower protein levels in the urine (a key marker of kidney damage), and preserve long-term kidney function.

“JADE-001 is engineered to deliver superior potency and an extended half-life compared to other anti-APRIL monoclonal antibodies in development, optimizing efficacy with convenient, infrequent dosing,” said Andrew King, Chief Scientific Officer of Jade. “This profile makes it especially well-suited for patients with IgAN, a population that requires lifelong, disease-modifying therapy, often beginning in early adulthood.”

JADE-001 is anticipated to enter the clinic in the second half of 2025, with initial data expected in the first half of 2026. In addition, Jade has initiated preclinical development of JADE-002 and JADE-003, two undisclosed optimized antibody programs.

About the Proposed Transactions

Under the terms of the merger agreement, pre-merger Aerovate stockholders are expected to own approximately 1.6% of the combined company, while pre-merger Jade stockholders — including those investors participating in the pre-closing financing — are expected to own approximately 98.4% of the combined entity.

Aerovate is not expected to contribute funds to the new entity and expects to pay a dividend of approximately $65 million to pre-merger Aerovate stockholders immediately prior to the closing of the merger.

The transaction has received approval by the Boards of Directors of both companies and is expected to close in the first half of 2025, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, approval by the stockholders of both companies, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the merger.

The combined company will be named Jade Biosciences and will be led by Tom Frohlich, Jade’s current Chief Executive Officer (CEO). Jade’s existing Board of Directors will remain in place, chaired by Eric Dobmeier, former President and CEO of Chinook Therapeutics and current Venture Partner at Samsara BioCapital. Board members include Lawrence Klein, Ph.D., CEO of Oruka Therapeutics; Erin Lavelle, former Chief Operating Officer and Chief Financial Officer at ProfoundBio and Eliem Therapeutics; Chris Cain, Ph.D., Director of Research at Fairmount and Tomas Kiselak, Managing Member at Fairmount.

Advisory and Legal Counsel

Gibson, Dunn & Crutcher LLP is serving as legal counsel to Jade. Jefferies, TD Cowen, Stifel, and Wedbush & Co., LLC are serving as placement agents to Jade, with Cooley LLP serving as legal counsel to the placement agents. Wedbush Securities Inc. is serving as exclusive strategic financial advisor to Aerovate, while Goodwin Procter LLP is acting as its legal counsel. Lucid Capital Markets, LLC is providing a fairness opinion to Aerovate’s Board of Directors.

Conference Call Details

Jade will host a conference call on October 31, 2024, at 8:30 AM EDT to discuss the merger details. To join the webcast, please register here. A replay of the webcast can be accessed following the call by visiting JadeBiosciences.com.

About Jade Biosciences

Jade Biosciences is focused on developing best-in-class therapies to address critical unmet needs in autoimmune diseases. Its lead asset, JADE-001, will target the anti-A PRoliferation-Inducing Ligand (APRIL) pathway for immunoglobulin A (IgA) nephropathy, with Investigational New Drug Application-enabling studies underway and initiation of a first-in-human trial expected in the second half of 2025. Jade’s pipeline also includes two undisclosed optimized antibody discovery programs, JADE-002 and JADE-003, currently in preclinical development. Jade was launched based on assets licensed from Paragon Therapeutics, an antibody discovery engine founded by Fairmount. For more information, visit JadeBiosciences.com or follow the Company on LinkedIn.

About Aerovate Therapeutics, Inc.

Aerovate Therapeutics is a biotechnology company that was focused on improving the lives of patients with rare cardiopulmonary disease. For more information, please visit www.aerovatetx.com.

Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Aerovate, Jade, the proposed pre-closing financing and the proposed merger between Aerovate and Jade (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Aerovate’s and Jade’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions, including investment amounts from investors and expected proceeds, and related timing with respect thereto; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to JADE-001, JADE-002 and JADE-003, and any developments or results in connection therewith, including the target product profile of JADE-001; the anticipated timing of the commencement of and results from those studies and trials; expectations regarding the use of proceeds; the sufficiency of post-transaction resources to support the advancement of Jade’s pipeline through certain milestones and the time period over which Jade’s post-transaction capital resources will be sufficient to fund its anticipated operations; the cash balance of the combined entity at closing; expectations regarding the treatment of IgAN and associated diseases; expectations related to Aerovate’s contribution and payment of dividends in connection with the proposed merger transaction, including the anticipated timing of the closing of the proposed merger transaction (the “Closing”); the expectations regarding the ownership structure of the combined company; and the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “JBIO” after the Closing. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Aerovate, Jade or the Proposed Transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aerovate’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the Closing or consummation of the Proposed Transactions are not satisfied, including Aerovate’s failure to obtain stockholder approval for the proposed merger; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Aerovate and Jade to consummate the transactions contemplated by the Proposed Transactions; risks related to Aerovate’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to Aerovate’s and Jade’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between Aerovate and Jade; the effect of the announcement or pendency of the merger on Aerovate’s or Jade’s business relationships, operating results and business generally; costs related to the merger; as a result of adjustments to the exchange ratio, Jade stockholders and Aerovate stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against Aerovate, Jade or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Aerovate and Jade to protect their respective intellectual property rights; competitive responses to the Proposed Transactions; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; failure to realize certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results; the risk that Aerovate stockholders receive more or less of the cash dividend than is currently anticipated; legislative, regulatory, political and economic developments; and those uncertainties and factors more fully described in periodic filings with the SEC, including under the heading “Risk Factors” and “Business” in Aerovate’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Aerovate from time to time, any risk factors related to Aerovate or Jade made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Jade, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Aerovate’s or Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Aerovate nor Jade undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Aerovate or Jade.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transaction Will be Filed with the SEC

This communication is not a substitute for the registration statement or for any other document that Aerovate may file with the SEC in connection with the Proposed Transactions. In connection with the Proposed Transactions between Aerovate and Jade, Aerovate intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Aerovate. AEROVATE URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AEROVATE, JADE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Aerovate with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transactions. In addition, investors and stockholders should note that Aerovate communicates with investors and the public using its website (https://ir.aerovatetx.com/).

Participants in the Solicitation

Aerovate, Jade and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transactions. Information about Aerovate’s directors and executive officers, including a description of their interests in Aerovate, is included in Aerovate’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Jade Biosciences Contact

Media:

Media@JadeBiosciences.com

Investors:

IR@JadeBiosciences.com

Aerovate Therapeutics, Inc. Contact

Investors:

IR@Aerovatetx.com